                                 - APRIL 1998 -

                                IMPORTANT NOTICE

                          TO VAN KAMPEN AMERICAN CAPITAL
                                  GLOBAL EQUITY
                                FUND SHAREHOLDERS


QUESTIONS
 & ANSWERS




--------------------------------------------------------------------------------
       Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------
Q    WHY IS A SHAREHOLDER MEETING BEING HELD?

A    You are being asked to vote on a reorganization (the "Reorganization") of
Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") into Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"), a fund that pursues a similar investment objective.

Q    WHY IS THE REORGANIZATION BEING RECOMMENDED?

A    After several transactions in 1996 and 1997, Van Kampen American Capital,
Inc. ("VKAC") has become an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. VKAC through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen American Capital-sponsored family of retail funds. VKAC has recently also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The purpose of the proposed Reorganization is to permit the shareholders to (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.


Q    HOW WILL THE REORGANIZATION AFFECT ME?

A    Assuming shareholders of the VKAC Global Equity Fund approve the
Reorganization, the assets and liabilities of the VKAC Global Equity Fund will be combined with those of the MS Global Equity Allocation Fund, and you will become a shareholder of the MS Global Equity Allocation Fund. You will receive shares of the MS Global Equity Allocation Fund equal in value (at the time of issuance) to your shares of the VKAC Global Equity Fund.

Q    WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN
CONNECTION WITH THE REORGANIZATION?

A    You will pay no sales loads or commissions in connection with the
Reorganization. If the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, generally will be borne by the VKAC Global Equity Fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the MS Global Equity Allocation Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the VKAC Global Equity Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen American Capital or Morgan Stanley fund and subsequently exchanged them for shares of the VKAC Global Equity Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE MSGLOBAL EQUITY ALLOCATION FUND COMPARE TO THOSE PAYABLE BY THE VKAC GLOBAL EQUITY FUND?

A    The VKAC Global Equity Fund is advised by Van Kampen American Capital Asset
Management, Inc. ("Asset Management"), a subsidiary of VKAC. The MS Global Equity Allocation Fund is advised by Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), also a subsidiary of VKAC. Each fund is subadvised by Morgan Stanley Asset Management, Inc. ("MSAM" or the "Subadviser"), an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Management of the funds anticipates that, as a result of the Reorganization, shareholders of the VKAC Global Equity Fund would be subject to lower total operating expenses as a percentage of net assets.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE MSGLOBAL EQUITY ALLOCATION FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A    If the Reorganization is approved, your interest in shares of the VKAC
Global Equity Fund automatically will be converted into shares of the MS Global Equity Allocation Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the MS Global Equity Allocation Fund equal in value to your class of shares of the VKAC Global Equity Fund. No certificates for MS Global Equity Allocation Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the VKAC Global Equity Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the MS Global Equity Allocation Fund (to simplify proof of and to preserve the tax basis of separate lots of shares).

Q    WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A    The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the VKAC Global Equity Fund will recognize no gain or loss upon the receipt solely of the shares of the MS Global Equity Allocation Fund in connection with the Reorganization. Additionally, the VKAC Global Equity Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the MS Global Equity Allocation Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE VKAC GLOBAL EQUITY FUND BEFORE THE REORGANIZATION TAKES PLACE?

A    If you choose to redeem or exchange your shares of the VKAC Global Equity
Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q    WHERE DO I CALL FOR FURTHER INFORMATION?

A    Please call Investor Services at 1-800-341-2911 (Telecommunications Device
for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION -- mark "For," "Against" or "Abstain"


Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                      PROXY

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND
                         SPECIAL MEETING OF SHAREHOLDERS

SAMPLE

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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

1.  FOR [ ]  AGAINST [ ]  ABSTAIN [ ] THE PROPOSAL TO APPROVE THE AGREEMENT
                                      AND PLAN OF REORGANIZATION XXXXXXXXX.






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

                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING
                                  MAY 14, 1998

  A Special Meeting of shareholders of Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, May 14, 1998 at 1:00 p.m. (the "Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the VKAC Global Equity Fund would (i) transfer all of its assets to the Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund") in exchange solely for Class A, B and C shares of common stock of the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's assumption of the liabilities of the VKAC Global Equity Fund, (ii) distribute such shares of the MS Global Equity Allocation Fund to the holders of shares of the VKAC Global Equity Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on March 27, 1998 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       Ronald A. Nyberg
                                       Secretary

April 14, 1998

                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

                           PROSPECTUS/PROXY STATEMENT

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL

                               GLOBAL EQUITY FUND

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen American Capital Global Equity Fund (the "VKAC Global Equity Fund") and relates to the special meeting of shareholders of the VKAC Global Equity Fund to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Thursday, May 14, 1998 at 1:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on March 27, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the VKAC Global Equity Fund (the "Reorganization") into the Morgan Stanley Global Equity Allocation Fund (the "MS Global Equity Allocation Fund"). The Reorganization would result in shareholders of the VKAC Global Equity Fund in effect exchanging their Class A, B and C shares of the VKAC Global Equity Fund for corresponding Class A, B and C shares of the MS Global Equity Allocation Fund. The purpose of the Reorganization is to permit the shareholders to (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and
(iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

  The MS Global Equity Allocation Fund is a series of the Morgan Stanley Fund, Inc., an open-end management investment company organized as a Maryland corporation (the "Morgan Stanley Fund"). The VKAC Global Equity Fund is a series of Van Kampen American Capital World Portfolio Series Trust, an open-end management investment company organized as a Delaware business trust (the "World Portfolio Trust"). The investment objective of the MS Global Equity Allocation Fund is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the subadviser and with stock selection within each country designed to replicate a broad market index which investment objective is similar to, but not identical to, the investment objective of the VKAC Global Equity Fund. The investment objective of the VKAC Global Equity Fund is to seek to provide long-term growth of capital by investing in a diversified portfolio of equity securities of companies located in any nation, including the United States. There can be no assurance that either fund will achieve its investment objective. The address, principal executive office and telephone number of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The
enclosed proxy and this Prospectus/Proxy Statement are first being sent to VKAC Global Equity Fund shareholders on or about April 14, 1998.
                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the VKAC Global Equity Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the MS Global Equity Allocation Fund) and constitutes an offering of Class A, B and C shares of common stock, par value $0.001 per share, of the MS Global Equity Allocation Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated April 14, 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "MS Fund Prospectus") and Statement of Additional Information containing additional information about the MS Global Equity Allocation Fund, each dated October 28, 1997 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the MS Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "VKAC Fund Prospectus") and Statement of Additional Information containing additional information about the VKAC Global Equity Fund, each dated September 28, 1997 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the MS Global Equity Allocation Fund or the VKAC Global Equity Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE VKAC GLOBAL EQUITY FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and the World Portfolio Trust on behalf of the VKAC Global Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and by the World Portfolio Trust on behalf of the VKAC Global Equity Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Morgan Stanley Fund on behalf of the MS Global Equity Allocation Fund and by the World Portfolio Trust on behalf of the VKAC Global Equity Fund, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

  The date of this Prospectus/Proxy Statement is April 14, 1998.

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the World Portfolio Trust (the "Board of Trustees") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the VKAC Global Equity Fund. As a result of the Reorganization, shareholders of the VKAC Global Equity Fund would acquire an interest in the MS Global Equity Allocation Fund

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the VKAC Fund Prospectus incorporated herein by reference and
(ii) the MS Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the MS Global Equity Allocation Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the VKAC Global Equity Fund in connection with the proposed combination of the VKAC Global Equity Fund with and into the MS Global Equity Allocation Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the VKAC Global Equity Fund and the MS Global Equity Allocation Fund (the "Agreement"). The Agreement provides that the VKAC Global Equity Fund would (i) transfer all of its assets to the MS Global Equity Allocation Fund in exchange solely for Class A, B and C shares of common stock of the MS Global Equity Allocation Fund and the MS Global Equity Allocation Fund's assumption of the liabilities of the VKAC Global Equity Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Board of Trustees promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the VKAC Global Equity Fund shares of the respective class of shares of the MS Global Equity Allocation Fund equal in value to their existing shares of the VKAC Global Equity Fund (collectively, the "Reorganization").

  The Board of Trustees has determined that the Reorganization is in the best interests of shareholders of each class of shares of the VKAC Global Equity Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Directors of the Morgan Stanley Fund (the "Board of Directors") has determined that the Reorganization is in the best interests of the MS Global Equity Allocation Fund and that the interests of each class of shares of existing shareholders of the MS Global Equity Allocation Fund will not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement on October 24, 1997. The Board of Directors unanimously approved the Reorganization and the Agreement on October 24, 1997.

  The VKAC Global Equity Fund, as the primary beneficiary of the Reorganization, generally will bear the costs of soliciting approval of the Reorganization by its shareholders and related costs of the Reorganization in the event the Reorganization is completed, including expenses incurred by the MS Global Equity Allocation Fund. Payment of such expenses will reduce the amount of Class A, B or C shares of the MS Global Equity Allocation Fund received by shareholders of the VKAC Global Equity Fund on a pro rata basis. If the Reorganization is not completed, VKAC (defined below) will bear all of the costs associated with the Reorganization. See "THE PROPOSED REORGANIZATION -- Expenses" below.

  The Board of Trustees is asking shareholders of the VKAC Global Equity Fund to approve the Reorganization at the Special Meeting to be held on Thursday, May 14, 1998. If shareholders of the VKAC Global Equity Fund approve the Reorganization, it is expected that the Closing will be after the close of business on May 22, 1998, but it may be at a different time as described herein. Approval of the Reorganization by the VKAC Global Equity Allocation Fund shareholders will constitute ratification of the MS Global Equity Fund's investment objective, policies and restrictions, distribution agreement and advisory agreement and amendment of any investment restrictions of the VKAC Global Equity Fund that may otherwise prohibit the Reorganization. See "THE PROPOSED REORGANIZATION -- Ratification of Investment Objectives, Investment Policies and Investment Restrictions of the MS Global Equity Allocation Fund".

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  After several transactions in 1996 and 1997, Van Kampen American Capital, Inc. ("VKAC") has become an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. VKAC through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen American Capital-sponsored family of retail funds. VKAC has recently also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The Board of Trustees believes that the proposed Reorganization would be in the best interests of the shareholders of the VKAC Global Equity Fund because it would permit the shareholders to (i) achieve certain economics of scale from the combined fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the VKAC Global Equity Fund, the Board of Trustees considered a number of factors, including, but not limited to: (i) the capabilities and resources of the funds' advisers, the funds' subadviser and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the VKAC Global Equity Fund and the MS Global Equity Allocation Fund before the Reorganization and the estimated expense ratios of the MS Global Equity Allocation Fund after the Reorganization;
(iii) the comparative investment performance of the VKAC Global Equity Fund and the MS Global Equity Allocation Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of VKAC Global Equity Fund or MS Global Equity Allocation Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives, policies and practices; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; and (ix) the anticipated tax consequences of the Reorganization.

  In this regard, the Board of Trustees reviewed information provided by Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), the investment adviser of the MS Global Equity Allocation Fund, Van Kampen American Capital Asset Management, Inc. ("Asset Management"), the investment adviser of the VKAC Global Equity Fund, and VKAC, the parent corporation of Advisory Corp. and Asset Management, relating to the anticipated impact to the shareholders of the VKAC Global Equity Fund as a result of the Reorganization. The Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the VKAC Global Equity Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the VKAC Global Equity Fund with the assets of the MS Global Equity Allocation Fund should lead to reduced total operating expenses for shareholders of the VKAC Global Equity Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the VKAC Global Equity Fund. Management anticipates that the Reorganization should also lead to certain economies affecting the total operating expenses of the MS Global Equity Allocation Fund.

  (2) Elimination of Separate Operations. Consolidating the VKAC Global Equity Fund and the MS Global Equity Allocation Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the VKAC Global Equity Fund with those of the MS Global Equity Allocation Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the MS Global Equity Allocation Fund upon consummation of the Reorganization should generally permit it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

Based upon these and other factors, the Board of Trustees unanimously determined that the Reorganization is in the best interests of the shareholders of the VKAC Global Equity Fund.

COMPARISON OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE VKAC GLOBAL EQUITY
FUND

  GENERAL. The MS Global Equity Allocation Fund and the VKAC Global Equity Fund have similar investment objectives of seeking long-term capital appreciation. Both funds seek to achieve their investment objective by investing in U.S. and non-U.S. equity securities. Both funds use Morgan Stanley Asset Management, Inc. as subadviser ("MSAM" or the "Subadviser") to employ a top-down investment strategy that emphasizes country selection and weighting first and then individual stock selection within each country trying to replicate a broad market index for such country. The MS Global Equity Allocation Fund and VKAC Global Equity Fund do have differences with respect to certain investment practices as discussed in more detail below.

  INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the MS Global Equity Allocation Fund as provided in the MS Fund Prospectus is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Subadviser and with stock selection within each country designed to replicate a broad market index. The investment objective of the VKAC Global Equity Fund as provided in the

VKAC Fund Prospectus is to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities of companies located in any nation, including the United States. As a matter of investment policy, the VKAC Global Equity Fund also invests in accordance with country weightings determined by the Subadviser and with stock selection within each country designed to replicate a broad market index.

  Each fund seeks to achieve its investment objective by investing in an internationally diversified portfolio of equity securities. Under normal market conditions, at least 65% of each fund's total assets are invested in the equity securities of companies located in at least three countries, including the United States, as determined by the respective Fund's adviser or the Subadviser (collectively referred to herein as the "Adviser"). Each fund describes equity securities to include common stocks, preferred stocks and warrants. The MS Global Equity Allocation Fund description of equity securities also includes convertible securities and allows for investment in convertible debt securities that are rated investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization) or, if unrated, determined to be of comparable quality by the Adviser.

  Each fund's Adviser determines country allocations for its fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. Each fund invests in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index, which currently includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, each fund may invest a portion of its assets in emerging country equity securities. The funds each currently intend to invest in some or all of the following countries:
Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

  By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision for each fund is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

  Within a particular country, investments are made through the purchase of equity securities which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the respective funds.

  Each fund may engage in forward foreign currency exchange contracts, options, futures and options on futures. Each fund may enter into repurchase agreements. For temporary defensive purposes, each fund may invest a portion or all of its assets in cash, money market instruments and short-term debt instruments and, with respect to the MS Global Equity Allocation Fund only, medium-term debt instruments.

  Each fund may invest a limited portion of its net assets in restricted securities and illiquid securities; the VKAC Global Equity Fund limit on illiquid and restricted securities is 10% of such Fund's net assets whereas the MS Global Equity Allocation Fund limit on illiquid securities is 15% of such Fund's net assets and the MS Global Equity Allocation Fund limit on restricted securities is 10% of such Fund's net assets. Each fund allows for a limited amount of lending of its portfolio securities; the VKAC Global Equity Fund limit is 15% of such Fund's total assets whereas the MS Global Equity Allocation Fund limit is at 33 1/3% of such Fund's total assets. Each fund allows for a limited amount of borrowing; the VKAC Global Equity Fund limit is 33 1/3% of such Fund's total assets for temporary borrowing to facilitate payment of redemption requests whereas the MS Global Equity Allocation Fund limit is 10% of such Fund's total assets for emergency or extraordinary purposes. The VKAC Global Equity Fund allows for short sales against the box whereas the MS Global Equity Allocation Fund does not allow for short sales transactions. The VKAC Global Equity Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. The MS Global Equity Allocation Fund allows for investment in zero coupon debt securities, payment in kind securities, deferred payment securities, certain other derivative transactions such as structured notes, caps, and floors and for investment of up to 15% of the Fund's net assets in when-issued or delayed delivery transactions. See "Risk Factors."

  INVESTMENT ADVISERS AND SUBADVISER. The MS Global Equity Allocation Fund is advised by Advisory Corp., which is a wholly-owned subsidiary of VKAC. The VKAC Global Equity Fund is advised by the Asset Management, which is also a wholly-owned subsidiary of VKAC. VKAC is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. VKAC is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal office of Advisory Corp. and Asset Management is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser") is the investment subadviser of each fund. MSAM is an indirect wholly-owned subsidiary of MSDW. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.

  MSDW and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; credit services; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AND OTHER FEES. The contractual advisory fees of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are the same. Each fund is obligated to pay its respective adviser a monthly fee based on its average daily net assets at the annual rate of 1.00%. While the VKAC Global Equity Fund currently pays Asset Management at such rate, the MS Global Equity Allocation Fund currently pays Advisory Corp. at an effective rate less then 1.00% because of voluntary fee waivers and/or expense reimbursements by Advisory Corp. described in more detail below. Each of Asset Management and Advisory Corp. retains the right from time to time to charge all or a portion of its management fee or to reimburse the respective fund for all or a portion of its other expenses.

  Subadvisory fees are paid to MSAM by the respective funds' adviser. The subadvisory fees of the MS Global Equity Allocation Fund are as follows: if the average daily net assets during the monthly period are less than or equal to $500 million, then Advisory Corp. shall pay MSAM one-half of the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period; and if the average daily net assets during the monthly period are greater than $500 million, then Advisory Corp. shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period would have been had such fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to Advisory Corp. by such fund (after application of any fee waivers in effect) for such monthly period. The subadvisory fees of the VKAC Global Equity Fund are 50% of the compensation received by Asset Management.

  The total operating expenses (after fee waivers) of the MS Global Equity Allocation Fund for the six month period ended December 31, 1997 (on an annualized basis) were 1.70%, 2.45% and 2.45% of the average daily net assets attributable to Class A, B and C shares, respectively. Advisory Corp. has agreed to waive a portion of the advisory fees and/or reimburse a portion of the expenses of the MS Global Equity Fund if the Fund's total operating expenses would exceed the amounts set forth in the preceding sentence. Advisory Corp. in its discretion may terminate the voluntary fee waivers and/or reimbursements at any time. In addition, the combined fund's larger net asset size may make the current waiver/reimbursement unnecessary. See the "Expense Comparison Table" below. Had no fee waiver been in effect, the total operating expenses during such period would have been 1.81%, 2.56% and 2.56% of the average daily net assets attributable to Class A, B and C shares, respectively.

  The total operating expenses for the VKAC Global Equity Fund for the six month period ended November 30, 1997 (on an annualized basis) were 2.02%, 2.78% and 2.79% of the average daily net assets attributable to Class A, B and C shares, respectively. There were no fee waivers or expense reimbursements in effect with respect to the VKAC Global Equity Fund during such period.

  Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service agreements or plans (the "Service Plans"). Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C shares for reimbursement of certain distribution-related expenses. In addition, both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund can pay up to

0.25% of the respective average daily net assets attributable to Class A, B and C shares for the provision of ongoing services to shareholders. The distributor of both the VKAC Global Equity Fund's shares and the MS Global Equity Allocation Fund's shares is Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"). For a complete description of these arrangements with respect to the MS Global Equity Allocation Fund, see the section of the MS Fund Prospectus entitled "Management of the Company -- Distributor." For a complete description of these arrangements with respect to the VKAC Global Equity Fund, see the section of the VKAC Fund Prospectus entitled "The Distribution and Service Plans."

                            EXPENSE COMPARISON TABLE

The table below sets forth (i) the fees and expenses paid by the MS Global Equity Allocation Fund for the six months ended December 31, 1997 (on an annualized basis) and the VKAC Global Equity Fund for the six months ended November 30, 1997 (on an annualized basis) and (ii) pro forma expenses for the combined fund.

                                                    CLASS A SHARES                                CLASS B SHARES
                                     --------------------------------------------   ------------------------------------------
                                     MS GLOBAL EQUITY    VKAC GLOBAL                MS GLOBAL EQUITY   VKAC GLOBAL
                                     ALLOCATION FUND     EQUITY FUND    PRO FORMA   ALLOCATION FUND    EQUITY FUND   PRO FORMA
                                     ----------------    -----------    ---------   ----------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)......      5.75%(1)          5.75%         5.75%(1)        None             None         None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)...............       None              None          None          5.00%(2)         5.00%(2)     5.00%(2)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees.....................      0.89%(4)          1.00%         1.00%          0.89%(4)         1.00%        1.00%
Rule 12b-1 Fees.....................      0.25%             0.25%         0.25%          1.00%(5)         1.00%(5)     1.00%(5)
Other Expenses......................      0.56%             0.77%         0.44%          0.56%            0.78%        0.44%
Total Fund Operating Expenses.......      1.70%(4)          2.02%         1.69%          2.45%(4)         2.78%        2.44%
Expense Example of Total Operating
 Expenses Assuming Redemption at the
 End of the Period(6)
 One Year...........................      $  74             $  77         $  74          $  75            $  78        $  75
 Three Years........................        108               117           108            106              116          106
 Five Years.........................        144               160           144            146              162          145
 Ten Years..........................        247               279           246            260              293          259
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(6)
 One Year...........................      $  74             $  77         $  74          $  25            $  28        $  25
 Three Years........................        108               117           108             76               86           76
 Five Years.........................        144               160           144            131              147          130
 Ten Years..........................        247               279           246            260              293          259

                                                    CLASS C SHARES
                                      ------------------------------------------
                                      MS GLOBAL EQUITY   VKAC GLOBAL
                                      ALLOCATION FUND    EQUITY FUND   PRO FORMA
                                      ----------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)......        None             None         None
Maximum Deferred Sales Charge (as a
 percentage of the lower of the
 original purchase price or
 redemption proceeds)...............       1.00%(3)         1.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees.....................       0.89%(4)         1.00%        1.00%
Rule 12b-1 Fees.....................       1.00%(5)         1.00%(5)     1.00%(5)
Other Expenses......................       0.56%            0.79%        0.44%
Total Fund Operating Expenses.......       2.45%(4)         2.79%        2.44%
Expense Example of Total Operating
 Expenses Assuming Redemption at the
 End of the Period(6)
 One Year...........................       $  35            $  38        $  35
 Three Years........................          76               87           76
 Five Years.........................         131              147          130
 Ten Years..........................         279              312          278
Expense Example of Total Operating
 Expenses Assuming No Redemption at
 the End of the Period(6)
 One Year...........................       $  25            $  28        $  25
 Three Years........................          76               87           76
 Five Years.........................         131              147          130
 Ten Years..........................         279              312          278

                       (See notes on the following page)

Notes to Expense Comparison Table
(1) Class A shares of the MS Global Equity Allocation Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Class B Shares of the MS Global Equity Allocation Fund and VKAC Global Equity Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year
     4 -- 2.50%; Year 5 -- 1.50%; Year 6 -- 0.00%.

(3) Class C shares of the MS Global Equity Allocation Fund and VKAC Global Equity Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.

(4) After fee waiver. In the absence of fee waiver, "Management Fees" for the MS Global Equity Allocation Fund would have been 1.00% with respect to Class A, B and C shares and "Total Fund Operating Expenses" for the MS Global Equity Allocation Fund would have been 1.81%, 2.56% and 2.56% with respect to Class A, B and C shares, respectively.

(5) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

(6) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund offer three classes of shares. The Class A shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A shares of the MS Global Equity Allocation Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the MS Global Equity Allocation Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.

  The Class B shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 5.00% if redeemed within the first year after purchase, which charge is reduced to zero after a five year period.

  The Class C shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund do not incur a sales charge when purchased, but are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the VKAC Global Equity Fund in connection with the Reorganization. The holding period and conversation schedule for Class B shares or Class C shares of the MS Global Equity Allocation Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the VKAC Global Equity Fund or (ii) the holder purchased such shares from any other Van Kampen American Capital Fund or Morgan Stanley Fund advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors and subsequently exchanged them for shares of the VKAC Global Equity Fund.

  Shares of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other open-end mutual funds advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors. For a complete description regarding purchase of shares and exchange of shares of the MS Global Equity Allocation Fund, see the sections of the MS Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the

VKAC Global Equity Fund, see the sections of the VKAC Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".

  Shares of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  No further purchases of the shares of the VKAC Global Equity Fund may be made after the date on which the shareholders of the VKAC Global Equity Fund approve the Reorganization, and the stock transfer books of the VKAC Global Equity Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the VKAC Global Equity Fund. Redemption requests or transfer instructions received by the VKAC Global Equity Fund after that date will be treated by the VKAC Global Equity Fund as requests for the redemption or instructions for transfer of the shares of the MS Global Equity Allocation Fund credited to the accounts of the shareholders of the VKAC Global Equity Fund. Redemption requests or transfer instructions received by the VKAC Global Equity Fund after the close of business on the day prior to the date of Closing will be forwarded to the MS Global Equity Allocation Fund. For a complete description of the redemption arrangements for the MS Global Equity Allocation Fund, see the section of the MS Fund Prospectus entitled "Redemption of Shares," and, for the VKAC Global Equity Fund, see the section of the VKAC Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund as of December 31, 1997, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                  CAPITALIZATION TABLE AS OF DECEMBER 31, 1997

                               MS GLOBAL EQUITY      VKAC GLOBAL
                               ALLOCATION FUND       EQUITY FUND      PRO FORMA(1)
                               ----------------      -----------      ------------
NET ASSETS (IN THOUSANDS)
  Class A shares.............         $ 74,593         $154,939           $229,407
  Class B shares.............         58,639            135,321           193,847
  Class C shares.............         80,036             14,433            94,457
                                 -----------          ---------       -----------
         Total...............       $213,268           $304,693           $517,711
                                 ===========          =========       ===========
NET ASSET VALUE PER SHARE
  Class A shares.............       $  14.34           $  14.35           $  14.34
  Class B shares.............          13.93              13.76             13.93
  Class C shares.............          14.07              13.91             14.07
SHARES OUTSTANDING (IN
  THOUSANDS)
  Class A shares.............          5,202             10,796            15,998
  Class B shares.............          4,209              9,832            13,915
  Class C shares.............          5,688              1,037             6,713
                                 -----------          ---------       -----------
         Total...............         15,099             21,665            36,626
                                 ===========          =========       ===========
SHARES AUTHORIZED
  Class A shares.............    375,000,000          Unlimited       375,000,000
  Class B shares.............    375,000,000          Unlimited       375,000,000
  Class C shares.............    375,000,000          Unlimited       375,000,000

---------------
(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $250,000 by the VKAC Global Equity Fund. The pro forma shares outstanding reflect the issuance of approximately 10,796,000 Class A shares, 9,706,000 Class B shares and 1,025,000 Class C shares by the MS Global Equity Allocation Fund in exchange for the assets and liabilities of the VKAC Global Equity Fund.

  PERFORMANCE INFORMATION. The average annual total returns for MS Global Equity Allocation Fund for the one-year and three-year periods ended December 31, 1997 and for the period beginning January 4, 1993 (the date Class A shares of the MS Global Equity Allocation Fund were first offered for sale to the public) through December 31, 1997 were 9.73%, 14.07% and 12.83% with respect to its Class A shares; for the one-year period ended December 31, 1997 and for the period beginning August 21, 1995 (the date Class B shares of the MS Global Equity Allocation Fund were first offered for sale to the public) through December 31, 1997 were 10.49%, and 14.11% with respect to its Class B shares; and for the one-year and three-year periods ended December 31, 1997 and for the period beginning January 4, 1993 (the date Class C shares of the MS Global Equity Allocation were first offered to the public) through December 31, 1997 were 14.60%, 15.50% and 13.33% with respect to its Class C shares.

  The average annual total returns for the VKAC Global Equity Fund for the one-year, three-year and five-year periods ended December 31, 1997 and for the period beginning August 5, 1991 (the date Class A shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 9.10%, 14.36%, 12.12% and 10.79% with respect to its Class A shares; for the one-year, three-year and five-year periods ended December 31, 1997 and for the period beginning November 15, 1991 (the date Class B shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 9.93%, 15.01%, 12.41% and 10.37% with respect to its Class B shares; and for the one-year and three-year periods ended December 31, 1997 and for the period beginning June 21, 1993 (the date Class C shares of the VKAC Global Equity Fund were first offered for sale to the public) through December 31, 1997 were 13.99%, 15.76% and 12.47% with respect to its Class C shares.

  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the MS Global Equity Allocation Fund and the VKAC Global Equity Fund. The foregoing total returns also assume reinvestment of all dividends and distributions. The total returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of fee waivers for the MS Global Equity Allocation Fund, the MS Global Equity Allocation Fund's total returns would have been reduced.

  Management's discussion of the MS Global Equity Allocation Fund's and VKAC Global Equity Fund's performance as of each funds' last fiscal year end are attached hereto as Exhibit A.

  OTHER SERVICE PROVIDERS. The transfer agent for each fund is ACCESS Investor Services, Inc., a wholly-owned subsidiary of VKAC. The independent accountants for each fund is Price Waterhouse LLP. The MS Global Equity Allocation Fund obtains certain administrative services from Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank ("Chase"). The VKAC Global Equity Fund obtains certain accounting and legal services from Advisory Corp. and VKAC, respectively. The custodians for the MS Global Equity Allocation Fund are Chase for domestic securities and cash and Morgan Stanley Trust Company, an affiliate of the Adviser, for foreign assets. The custodian for the VKAC Global Equity Fund is State Street Bank and Trust Company.

  GOVERNING LAWS. The MS Global Equity Allocation Fund is a series of the Morgan Stanley Fund, an open-end management investment company organized as a Maryland corporation. The VKAC Global Equity Fund is a series of the World Portfolio Trust, an open-end management investment company organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the funds' organizational document contain certain differences summarized below. Each fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, the World Portfolio Trust has authorized the issuance of an unlimited number of shares for the VKAC Global Equity Fund. Consistent with Maryland law, the Morgan Stanley Fund has authorized a specific number of shares available for the MS Global Equity Allocation Fund, however, the Morgan Stanley Fund organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the World Portfolio Trust and the Morgan Stanley Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the World Portfolio Trust are similar to the rights associated with shares of common stock of the Morgan Stanley Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the World Portfolio Trust organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or fund property if any shareholder is held personally liable for the obligations of the trust. Management of the VKAC Global Equity Fund believes the risk of liability to a World Portfolio Trust shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (3) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither fund is required, and neither fund anticipates, holdings annual meetings of its shareholders. Both funds do have certain mechanics whereby shareholders can call a special meeting of the respective fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by trustees/directors.

  The business of the World Portfolio Trust is supervised by nine trustees, whereas the business of the Morgan Stanley Fund is supervised by the same nine persons plus one additional person as director. The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the World Portfolio Trust and the Morgan Stanley Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/Directors terms are until the later of the election of such person's successor or resignation or removal. Each of the funds has substantially the same mandatory retirement age provisions for trustees/directors. Trustees of the World Portfolio Trust may be removed with or without cause by vote of 2/3's of the shares then outstanding or by vote of 2/3's of the number of trustees prior to such removal. Trustees of the Morgan Stanley Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.

  The foregoing is only a summary of certain differences between the VKAC Global Equity Fund under Delaware law and the MS Global Equity Allocation Fund under Maryland law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each fund's applicable organizational documents for a more thorough comparison. Such documents are filed are part of each fund's registration statements with the SEC and shareholders may obtain copies of such documents as described on page 2 of this prospectus/proxy statement.

B. RISK FACTORS

SIMILARITY OF RISKS

  The investment objectives of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar. The investment policies of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar insofar as they each invest, under normal market conditions, at least 65% of their respective net assets in equity securities of issuers in at least three different countries. Each of the Funds invests in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the funds by domestic companies. Additional risks include future adverse political and income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.

  Each of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund also engages in certain common investment practices such as the purchase and sale of forward foreign currency exchange contracts, options, futures, options on futures, engaging in repurchase agreements, limited investing in restricted securities and illiquid securities, limited ability to loan portfolio securities, and limited ability to borrow.

  To the extent that the investment objectives and investment policies and practices of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are similar, the risks associated with an investment in the funds are similar.

  Investment in either of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.

DIFFERENCES IN RISKS

  The MS Global Equity Allocation Fund and the VKAC Global Equity Fund engage in some dissimilar investment practices. To the extent that the investment practices differ, the risks associated with an investment in the MS Global Equity Allocation Fund are different from the risks associated with an investment in the VKAC Global Equity Fund. For a complete description of the respective fund's investment practices and associated risks, investors are encouraged to read carefully the sections of the MS Fund Prospectus entitled "Investment Objective and Policies," "Additional Investment Information" and "Investment Limitations" and the sections of the VKAC Fund Prospectus entitled "Investment Objective and Policies" and "Investment Practices."

  STRUCTURED NOTES, SWAPS, CAPS, FLOORS, COLLARS, WHEN-ISSUED, DELAYED DELIVERY, PORTFOLIO SECURITIES LENDING, ZERO COUPON DEBT, PAYMENT IN KIND DEBT AND DEFERRED PAYMENT DEBT. The MS Global Equity Allocation Fund may enter into investment transactions involving structured notes, swaps, caps, floors, collars, when-issued securities, delayed delivery securities, lending of portfolio securities, zero coupon debt, payment in kind debt and deferred payment debt. The VKAC Global Equity Fund does not engage or engages to a lesser degree in such transactions. Each of these transactions involve risks unique to such transactions. For a complete description of such transactions and the associated risks, see the appropriate subsections in the MS Global Equity Allocation Fund Prospectus under the heading entitled "Additional Investment Information."

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the MS Global Equity Allocation Fund or the VKAC Global Equity Fund at (800) 421-5666 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the MS Global Equity Allocation Fund series of the Morgan Stanley Fund would acquire all of the assets and the liabilities of the VKAC Global Equity Fund series of the World Portfolio Trust on the date of the Closing in consideration for Class A, B and C shares of the MS Global Equity Allocation Fund.

  Subject to the VKAC Global Equity Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the MS Global Equity Allocation Fund and the VKAC Global Equity Fund may mutually agree.

  On the date of Closing, the VKAC Global Equity Fund will transfer to the MS Global Equity Allocation Fund all of the assets and liabilities of the VKAC Global Equity Fund. The MS Global Equity Allocation Fund will in turn transfer to the VKAC Global Equity Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the VKAC Global Equity Fund transferred to the MS Global Equity Allocation Fund as of the date of Closing, as determined in accordance with the valuation method described in the MS Global Equity Allocation Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the MS Global Equity Allocation Fund and the VKAC Global Equity Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The VKAC Global Equity Fund expects to distribute the Class A, B and C shares of the MS Global Equity Allocation Fund to the shareholders of the VKAC Global Equity Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

  The MS Global Equity Allocation Fund and the VKAC Global Equity Fund have made certain standard representations and warranties to each other regarding their respective capitalizations, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1. the approval of the Reorganization by the VKAC Global Equity Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the MS Global Equity Allocation Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the VKAC

Global Equity Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of VKAC Global Equity Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Board of Trustees recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the VKAC Global Equity Fund's shareholders and that the interests of the VKAC Global Equity Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF COMMON STOCK. Shares of common stock of the MS Global Equity Allocation Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.001 per share. The Amended and Restated Certificate of Incorporation of the Morgan Stanley Fund permits the directors, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further sub-divide the shares of a series into one or more classes of shares for such portfolio.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of common shares of the MS Global Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

  The MS Global Equity Allocation Fund operates as an investment portfolio of the Morgan Stanley Fund, an open-end management investment company registered with the SEC under the 1940 Act. The VKAC Global Equity Fund operates as a series of the World Portfolio Trust, also an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the MS Global Equity Allocation Fund, as well as shareholders of the VKAC Global Equity Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the VKAC Global Equity Fund or MS Global Equity Allocation Fund may request that the respective board of trustees/directors call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the MS Global Equity Allocation Fund will establish an account for each VKAC Global Equity Fund shareholder containing the appropriate number of shares of the MS Global Equity Allocation Fund. The shareholder services and shareholder programs of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund are substantially identical. Shareholders of the VKAC Global Equity Fund who are accumulating VKAC Global Equity Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to VKAC Global Equity Fund shares, will retain the same rights and privileges after the Reorganization in connection with the MS Global Equity Allocation Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the MS Global Equity Allocation Fund. Van Kampen American Capital Trust Company will continue to serve as custodian for the assets of VKAC Global Equity Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen American Capital Trust Company's custodianship.

  It will not be necessary for shareholders of the VKAC Global Equity Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the VKAC Global Equity Fund, such certificates will become null and void. However, VKAC Global Equity Fund shareholders holding such certificates may want to present such certificates to receive certificates of the MS Global Equity Allocation Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the VKAC Global Equity Fund and shareholders of the MS Global Equity Allocation Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the VKAC Global Equity Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their VKAC Global Equity Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this

Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to closing that the World Portfolio Trust on behalf of the VKAC Global Equity Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:

    1. The acquisition by the MS Global Equity Allocation Fund of the assets of the VKAC Global Equity Fund in exchange solely for Class A, B and C shares of the MS Global Equity Allocation Fund and the assumption by the MS Global Equity Allocation Fund of the liabilities of the VKAC Global Equity Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

    2. No gain or loss will be recognized by the VKAC Global Equity Fund or the MS Global Equity Allocation Fund upon the transfer to the MS Global Equity Allocation Fund of the assets of the VKAC Global Equity Fund in exchange solely for the Class A, B and C shares of the MS Global Equity Allocation Fund and the assumption by the MS Global Equity Allocation Fund of the liabilities of the VKAC Global Equity Fund.

    3. The MS Global Equity Allocation Fund's basis in the VKAC Global Equity Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the VKAC Global Equity Fund immediately prior to the transfer, and the MS Global Equity Allocation Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the VKAC Global Equity Fund.

    4. No gain or loss will be recognized by the shareholders of the VKAC Global Equity Fund upon the exchange of their shares of the VKAC Global Equity Fund for the Class A, B or C shares of the MS Global Equity Allocation Fund.

    5. The aggregate tax basis in the Class A, B and C shares of the MS Global Equity Allocation Fund received by the shareholders of the VKAC Global Equity Fund will be the same as the aggregate tax basis of the shares of the VKAC Global Equity Fund surrendered in exchange therefor. See "Continuation of Shareholder Accounts and Plans; Share Certificates" above.

    6. The holding period of the Class A, B and C shares of the MS Global Equity Allocation Fund received by the shareholders of the VKAC Global Equity

       Fund will include the holding period of the shares of the VKAC Global Equity Fund surrendered in exchange therefor if such surrendered shares of the VKAC Global Equity Fund are held as capital assets by such shareholder.

  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the MS Global Equity Allocation Fund and the VKAC Global Equity Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the VKAC Global Equity Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.

  The MS Global Equity Allocation Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the VKAC Global Equity Fund and its shareholders.

EXPENSES

  The expenses of the Reorganization, including expenses incurred by the MS Global Equity Allocation Fund, generally will be borne by the VKAC Global Equity Fund in the event the Reorganization is completed. Management of the funds believes that shareholders of the VKAC Global Equity Fund are the primary beneficiaries of benefits derived from the Reorganization. Management of the VKAC Global Equity Fund and MS Global Equity Allocation Fund estimates total Reorganization expenses at approximately $250,000. In addition, if the Reorganization is completed, VKAC will reimburse the VKAC Global Equity Fund for the cost of terminating its trustee retirement plan estimated to be approximately $35,000. In the event the Reorganization is not completed, VKAC will bear the costs associated with the Reorganization. The Board of Trustees and Board of Directors have reviewed and approved the foregoing arrangements regarding payment of expenses and other charges relating to the Reorganization.

  As noted above, shareholders of the VKAC Global Equity Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds advised by Advisory Corp. or Asset Management and distributed by VKAC Distributors at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT
  RESTRICTIONS OF THE MS GLOBAL EQUITY ALLOCATION FUND

  Approval of the Reorganization will constitute the ratification by VKAC Global Equity Fund shareholders of the investment objective, investment policies and investment restrictions, distribution plan and advisory agreement of the MS Global Equity Allocation Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the VKAC Global Equity Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the MS Global Equity Allocation Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the MS Global Equity Allocation Fund and the VKAC Global Equity Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the World Portfolio Trust and a Director of the Morgan Stanley Fund.

D. RECOMMENDATION OF THE BOARD

  The Board of Trustees has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the VKAC Global Equity Fund. THE BOARD OF TRUSTEES RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE MS GLOBAL EQUITY ALLOCATION FUND
   AND THE VKAC GLOBAL EQUITY FUND

  At the close of business on April 7, 1998, there were 5,189,824 Class A shares, 4,483,389 Class B shares and 5,544,418 Class C shares, respectively, of the MS Global Equity Allocation Fund. As of such date, the trustees and officers of the MS Global Equity Allocation Fund as a group own less than 1% of the shares of the MS Global Equity Allocation Fund. As of such date, no person was known by the MS Global Equity Allocation Fund to own beneficially or of record as much as 5% of the Class A, Class B or Class C shares.

  At the close of business on March 27, 1998, the record date with respect to the Special Meeting, there were 10,673,953 Class A shares, 9,664,151 Class B shares and 1,059,498 Class C shares, respectively, of the VKAC Global Equity Fund. As of such date, the trustees and officers of the VKAC Global Equity Fund as a group own less than 1% of the outstanding shares of the VKAC Global Equity Fund. As of such date, no person was known by the VKAC Global Equity Fund to own beneficially or of record as much as 5% of the Class A, Class B or Class C shares, except that Van Kampen American Capital Trust Company, 2800 Post Oak Blvd., Houston, TX 77056, which acts as custodian for employee benefit plans and independent retirement accounts, was the recordholder of 2,605,810 Class A shares, 2,835,749 Class B shares and 189,040 Class C shares, representing 24.4%, 29.3% and 17.8% of the VKAC Global Equity Fund's Class A shares, Class B shares and Class C shares, respectively.

B. SHAREHOLDER PROPOSALS

  As a general matter, the MS Global Equity Allocation Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the VKAC Global Equity Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the MS Global Equity Allocation Fund or the VKAC Global Equity Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the VKAC Global Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote. The VKAC Global Equity Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the VKAC Global Equity Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes do not count as votes "FOR" a proposal and are treated as votes "AGAINST". A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the VKAC Global Equity Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the VKAC Global Equity Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE VKAC GLOBAL EQUITY FUND ENTITLED TO VOTE.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the VKAC Global Equity Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  Proxies of shareholders of the VKAC Global Equity Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of Asset Management or VKAC, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $75,000, plus reasonable expenses.

April 14, 1998

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF
    MS GLOBAL EQUITY ALLOCATION FUND AND VKAC GLOBAL EQUITY FUND PERFORMANCE

  Management's Discussion of the MS Global Equity Allocation Fund's Performance as of the Annual Report dated June 30, 1997.

                             LETTER TO SHAREHOLDERS

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

                  COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
                                 [PIE GRAPH]

AUSTRALIA                     1.2
CANADA                        4.5
FRANCE                        4.3
GERMANY                       5.3
HONG KONG                     2.0
ITALY                         2.8
JAPAN                        16.1
KOREA                         0.7
NETHERLANDS                   1.5
SINGAPORE                     1.8
SPAIN                         3.0
SWEDEN                        1.9
SWITZERLAND                   2.1
UNITED KINGDOM                7.3
UNITED STATES                43.1
OTHER                         2.4

                                               TOTAL RETURNS**
                                    -------------------------------------
                                                         AVERAGE ANNUAL
                                        ONE YEAR         SINCE INCEPTION
                                    -----------------   -----------------
                                     WITH     WITHOUT    WITH     WITHOUT
                                     SALES     SALES     SALES     SALES
                                    CHARGE*   CHARGE    CHARGE*   CHARGE
-------------------------------------------------------------------------
Class A Shares                      14.88%    20.61%    14.38%    15.90%
-------------------------------------------------------------------------
Class B+ Shares                     14.64%    19.64%    17.99%    19.77%
-------------------------------------------------------------------------
Class C Shares                      18.69%    19.69%    15.04%    15.04%
-------------------------------------------------------------------------
MSCI World Index:
  Class A & C Shares                   N/A    22.27%       N/A    17.15%
  Class B Shares                       N/A    22.27%       N/A    18.29%
-------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.

** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

 + Class B shares have been offered since August 1, 1995.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index which includes securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East and assumes dividends are reinvested net of withholding tax.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 [LINE GRAPH]

                           GLOBAL EQUITY  GLOBAL EQUITY
                            ALLOCATION     ALLOCATION
   MEASUREMENT PERIOD      FUND - CLASS   FUND - CLASS    MSCI WORLD
  (FISCAL YEAR COVERED)          A              C            INDEX
1/4/93                              9525          10000          10000
6/30/93                            10563          10939          11515
6/30/94                            11516          11972          12696
6/30/95                            12286          12671          14050
6/30/96                            15311          15667          16640
6/30/97                            18467          18752          20346

TOP FIVE HOLDINGS

                                                               PERCENT OF
                   ISSUER                         COUNTRY      NET ASSETS
-------------------------------------------------------------------------
General Electric Co.                           United States      1.7%
-------------------------------------------------------------------------
Coca-Cola Co.                                  United States      1.6%
-------------------------------------------------------------------------
Microsoft Corp.                                United States      1.3%
-------------------------------------------------------------------------
Morgan Stanley Asia-Pacific Fund, Inc.         United States      1.2%
-------------------------------------------------------------------------
Merck & Co., Inc.                              United States      1.2%
-------------------------------------------------------------------------

TOP FIVE SECTORS

                                                     VALUE    PERCENT OF
                      SECTOR                         (000)    NET ASSETS
------------------------------------------------------------------------
Consumer Goods                                      $40,454     21.3%
------------------------------------------------------------------------
Finance                                              37,011     19.4%
------------------------------------------------------------------------
Services                                             32,912     17.3%
------------------------------------------------------------------------
Capital Equipment                                    28,015     14.8%
------------------------------------------------------------------------
Energy                                               18,745      9.9%
------------------------------------------------------------------------

In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. The graph presents the performance of Class A and Class C shares which have been in existence since the Fund's inception. The performance of Class B shares will vary based upon the different inception date and the sales charge and fees assessed to that Class.

Past performance is not predictive of future performance.

  The Global Equity Allocation Fund invests in global equity markets, with emphasis placed upon country rather than stock selection. This approach reflects an investment philosophy that a diversified selection of securities representing exposure to each country that we find attractive is, we believe, an effective way to maximize the return and reduce the risk associated with global investing.

  For the year ended June 30, 1997, the Fund had a total return exclusive of sales charge of 20.61% for the Class A shares, 19.64% for the Class B shares and 19.69% for the Class C shares, and a total return with sales charge of 14.88% for the Class A shares, 14.64% for the Class B shares and 18.69% for the Class C shares, as compared to a total return of 22.27% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the period from inception through June 30, 1997, the average annual total return for the Fund exclusive of sales charge was 15.90% for the Class A shares, 19.77% for the Class B shares, and 15.04% for the Class C shares and 14.38% for the Class A shares, 17.99% for the Class B shares, and 15.04% for the Class C shares with sales charge, as compared to 17.15% for the Index since inception of the Class A and C shares and 18.29% for the Index since inception of the Class B shares.

  Driven by liquidity and lower interest rates, global equity markets continued their inexorable climb during the last year. Our neutral weighting in Japan hurt portfolio returns, but was somewhat offset by the tilt out of the banking sector and by the currency hedge against the yen. Within Europe, underweights to the high flying, very fully valued Dutch and Swiss markets were offset by an overweight to Spain and some tactical shifts in France and the U.K. During the year we reduced the U.K. slightly before the election, and increased Italy 1%-2%. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

  In June, we removed the underweight to Japanese banks as they rallied and investors began to differentiate between high and low quality banks. Importantly, Japanese real estate has bottomed and the possibility of further loan securitization and international partnerships is high. From inception to deletion of the bank tilt (8/23/96-6/26/97), banks returned -10.3%; Japan with banks returned 2.8%, and Japan ex-banks returned 6.1% for a difference of 335 basis points.

  In Asia, our tactical maneuvering in Hong Kong added to returns as we increased the allocation going into the July 1 handover to China. Our zero weight in Malaysia added significantly to returns as the market fell precipitously. Singapore, where we were overweight, disappointed with flat returns, and New Zealand, an underperformer for most of the year, rallied 13.5% on the back of interest rate reductions. We have no allocation to New Zealand due to heavy exposure to NZ Telecom and pulp and paper, and we are benchmark neutral in Australia. In early July we sold our small positions in Thailand and Korea which had rallied 35% and 24% respectively, and took the opportunity to exit these markets while both were cheap. Slow export growth and indications that economic structural issues will take some time to be worked out diluted our earlier enthusiasm for these markets.

  Our slight underweight in North America was detrimental to overall returns. The favorable economic environment of moderate growth, falling interest rates and strong corporate earnings provided much of the momentum for the U.S. market.

  During the year, currency hedging added to returns. We reduced the yen hedge to zero at $/Y127, reinstated it at $/Y113 for a time and then reduced it back to zero at $/Y113 by June 1997. Unlike the yen, continental European currencies declined steadily against the dollar, falling by about 5%. In June, we removed the Deutsche mark and Swiss franc hedges entirely and reduced currency hedges against the French franc, Dutch guilder, and Spanish peseta. European currencies should continue to weaken, but the Deutsche mark and the Swiss franc are subject to periodic EMU related strength. Other European currencies have weakened substantially and are beginning to gain support from economic recoveries. We believe the yen is stuck in a trading range: bound by its trade surplus on one side and low interest rates and weak economic fundamentals on the other.

INVESTMENT OUTLOOK:

  Overall, the markets performed exceptionally well over the year, and we are increasingly uneasy about valuation levels and the rate of change. With few exceptions, European markets, appear to be in a demand-driven blow-off. Current valuations leave no room for short term setbacks -- such as earnings disappointments or further intransigence on pension and tax reform in Germany, Italy, Spain and France. Since June 30, we have selectively been raising cash to between 7% and 10%. Most of the monies have been shaved off of European weights (the Netherlands, France, and the U.K.), and we have pulled back on Asian markets such as Hong Kong and Singapore. We added a few percentage points to Italy, a market which has underperformed, is undervalued, and should benefit from lower short-term interest rates. The U.K. underweight is due to the impact of sterling strength on profits, continued 1997 earnings downgrades and the belief that short rates need to rise further.

U.S.

  In spite of the U.S. market's upward trend and a very good economic and corporate backdrop, we remain cautious. Valuations are extended on all measures and we believe the market's earnings growth expectations of 15% for the next 5 years are unrealistic. Global competition is fierce and foreign competitors have the advantage of potential cost cutting and much weaker currencies than 6-12 months ago. We remain underweight in the U.S. as the probability of a market setback increases. We believe that inflationary risk is low, while the converse of a deflationary slowdown remains.

JAPAN

  While it appears that the Japanese economy has withstood the effects of the April 1 consumption tax hike, it has done so with the aid of the lagged effect of a weak yen, loose monetary policy, and increased foreign demand. The June Tankan survey showed that small and medium sized companies -- which employ 75% of Japanese workers -- are still depressed. Japanese domestic demand needs to improve in order for the market to broaden beyond the current focus on a few, over-owned, high-growth exporters. Signs of personal income growth and improved investment spending are positive. Continued government fiscal consolidation will not be helpful, but a less splintered LDP may adopt bolder structural reforms.

EUROPE

  In Europe, markets have been focused on economic growth and the likelihood that neither France nor Germany will achieve the 3% deficit-to-GDP ratio for Economic and Monetary Union (EMU). The much awaited budget of the new Socialist-led French government alleviated many fears, as corporate taxes were raised in an attempt to keep the country on course to join EMU. While German political squabbling about strict adherence to the 3% level continues, we agree with the consensus that EMU will go forward, but with a larger number of countries and a weaker Euro. EMU, though not without its risks, should be very positive for Europe. Productive capital allowed to flow freely across borders without currency risk will increase competition for investment and jobs, lower taxes on capital and improve wage and labor flexibility. We have already seen evidence of corporate consolidation and government de-regulation in preparation, and we believe the trend will continue.

ASIA

  Asian news has been dominated by the devaluation of the Thai baht and its contagion to the Philippines, Indonesia, Malaysia, Singapore and most recently Hong Kong. While parallels to Mexico in 1994 are inevitable, they have limited validity. Compared to Latin America, Asian average growth rates are much faster

(4.5% versus 7.0%) and levels of indebtedness much lower (99% versus 203%). Property price levels and current account deficits need to come down, but deep recessions should not be necessary to maintain stability.

  Though disruptive, softening the Asian currency peg to the U.S. dollar is a long-term policy positive and an indication of financial market maturity. We have gone to an underweight in the region because of reduced investor flows, the competitive squeeze on profits, and the high Asian correlation with the U.S. in market pullbacks. However, many Asian markets, like Malaysia and Singapore are back at 1990 valuation levels. At a later date, underowned, more competitive, and ignored -- they will be poised to outperform.

Barton M. Biggs
Portfolio Manager

Madhav Dhar
Portfolio Manager

Francine J. Bovich
Portfolio Manager

Ann D. Thivierge
Portfolio Manager

July 1997

  Management's Discussion of the VKAC Global Equity Fund's Performance as of the Annual Report dated May 31, 1997.

                             LETTER TO SHAREHOLDERS

June 24, 1997

Dear Shareholder,

  As you know, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman.

  Additionally, on April 1, 1997, Morgan Stanley Asset Management became subadvisor for the Van Kampen American Capital Global Equity Fund. Unlike the previous subadvisory agreement, which divided responsibility for domestic and foreign portfolio management, Morgan Stanley Asset Management has assumed complete responsibility for your Fund's holdings. As explained in your proxy statement, we believe that the new advisory relationship is another positive result of our acquisition by Morgan Stanley. We are confident that your partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

MARKET REVIEW

  Bolstered by generally solid economic growth and continued low inflation, most global equity markets posted gains over the fiscal year. The Morgan Stanley Capital International World Index climbed 14.6 percent in dollar terms, with more than half of the increase coming since the beginning of the year.

  Among developed markets, U.S. stocks gained 20.38 percent over the 12 months ended May 31, 1997, based on the Wilshire 5000 Index. Equity prices in the United States were supported by nearly perfect economic conditions. First-quarter gross domestic product, the nation's total output of goods and services, increased by a robust 5.6 percent annualized rate, the largest quarterly gain in nine years. Despite rapid growth, inflation remained benign, with consumer prices up just 2.5 percent over the 12 months through April. Meanwhile, unemployment fell below 4.9 percent and consumer confidence soared to its highest level in 27 years. Signs that the tight labor market was putting upward pressure on wages led the Federal Reserve Board to raise interest rates by one-quarter point in March.

  European equity markets also were strong, with the Morgan Stanley Europe Index climbing 22.7 percent over the fiscal year. We believe that three factors contributed to the strong performance of European stocks. First, most of Europe is in the relatively early stage of an economic expansion. Second, downsizing in many European companies -- while not as extensive as in the United States -- has improved profitability. Finally, the progress towards European Monetary Union
(EMU) functioned as a brake on excessive spending as governments struggled to reduce inflation and budget deficits to levels acceptable for EMU inclusion.

  In the Pacific Basin, most equity markets continued to show the effects of a regional slowdown in export growth. Hardest hit were South Korea and Thailand, where political jitters and concerns about economic competitiveness caused sharp sell-offs in stock prices. Excluding Japan, the Morgan Stanley Far East Index fell 2.4 percent over the 12-month reporting period. Strong rallies in Hong Kong and Taiwan signaled investor confidence that Chinese officials would allow Hong Kong's free-market economy to operate without interference after political control reverts to China in July.

  Japan continued to struggle with an ailing financial system and excess production capacity. Despite a weakened yen, which aided the country's export sector, Japanese stocks fell nearly 16 percent over the fiscal year. Although profitability has soared among larger firms, the benefits of Japan's export-led recovery generally have not passed through to the country's smaller and mid-sized companies. In an effort to jump-start its economy, the Bank of Japan kept monetary policy extremely loose, with real short-term interest rates falling to near zero.

ECONOMIC OUTLOOK

  We expect economic growth to accelerate modestly worldwide, leading to mild increases in global inflation and interest rates. Faster growth in consumer spending should help corporate profits remain strong, providing a solid underpinning for the relatively high price-to-earnings ratios currently found in most global equity markets.

  In Europe, we believe that progress towards monetary union will continue, although the election of leftist political groups in France increases the possibility that EMU will be delayed. As economic growth in Europe accelerates, interest rates and inflation in core European countries could rise modestly. The major beneficiaries of EMU will likely be Italy and Spain, where tighter fiscal and monetary policies could ultimately put those economies on a path to stronger growth with less inflation.

  We expect many Pacific Basin countries to resume increasingly rapid growth rates after the region's mild slowdown. Japanese stocks should benefit from a gradually recovering economy, although the yen has likely bottomed against the

U.S. dollar. We also anticipate that fiscal and monetary policy will be tightened in Japan, exerting a mild drag on corporate profitability.

  Closer to home, we expect the U.S. economy to grow at a moderate pace with relatively low inflation. The benefits of corporate downsizing will likely diminish in coming years, leading to somewhat slower rates of profit growth and less spectacular year-over-year earnings comparisons. While we remain optimistic about the long-term outlook for U.S. stocks, we are concerned that the recent extraordinary pace of earnings growth may have created unrealistic expectations among some investors.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

Don G. Powell                         Dennis J. McDonnell
Chairman                              President
Van Kampen American Capital           Van Kampen American Capital
Asset Management, Inc.                Asset Management, Inc.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED MAY 31, 1997
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

                                        A SHARES   B SHARES   C SHARES
                                        --------   --------   --------
Total Returns
  One-year total return based on
    NAV(1)............................    17.67%     16.83%     16.82%
  One-year total return(2)............    10.93%     11.83%     15.82%
  Five-year average annual total
    return(2).........................    10.21%     10.45%        N/A
  Life-of-Fund average annual total
    return(2).........................    11.09%     10.75%     13.31%
  Commencement Date...................  08/05/91   11/15/91   06/21/93

---------------
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the periods and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

  See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

  Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

TOP FIVE HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                 AS OF                                  AS OF
                              MAY 31, 1997                        NOVEMBER 30, 1996
General Electric Co. ........     1.9%        ...................        N/A
Coca Cola Co. ...............     1.7%        ...................        N/A
Exxon Corp. .................     1.4%        ...................        N/A
Korea Fund, Inc. ............     1.4%        ...................        N/A
Microsoft Corp. .............     1.3%        ...................        0.6

N/A=Not Applicable

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

AS OF MAY 31, 1997                    AS OF NOVEMBER 30, 1996
Stocks.....................  96.2%    Stocks.....................  91.6%
Repurchase Agreements......   3.8%    Repurchase Agreements......   7.8%
                                      Convertibles...............   0.6%

TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF MAY 31, 1997                    AS OF NOVEMBER 30, 1996
United States..............  47.0%    United States..............  32.9%
Japan......................  12.8%    Japan......................  11.0%
United Kingdom.............   8.3%    United Kingdom.............   8.3%
France.....................   5.4%    France.....................   5.5%
Germany....................   4.7%    Germany....................   4.8%
Canada.....................   4.4%    Switzerland................   4.6%
Singapore..................   3.2%    Netherlands................   4.0%
Switzerland................   3.1%    Hong Kong..................   3.7%
Spain......................   2.2%    Sweden.....................   2.8%
Hong Kong..................   2.2%    Italy......................   2.7%

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

         - Illustrate the general market environment in which your investments are being managed

         - Reflect the impact of favorable market trends or difficult market conditions

         - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Morgan Stanley Capital International World (MSCI) Index + Dividends over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Global Equity Fund vs. Morgan Stanley Capital International World (MSCI) Index + Dividends (August 31, 1991 through May 31,
1997)

                                   [CHART]

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

  The following is an interview with the management team of the Van Kampen American Capital Global Equity Fund. Through March 31, 1997, the Fund was co-managed by portfolio managers Jeff D. New, Van Kampen American Capital (U.S. holdings), portfolio manager Peter Kysel, John Govett & Co. Limited (international holdings), and Alan T. Sachtleban, Van Kampen American Capital, chief investment officer for equity investments. As of April 1, 1997, the Fund is managed by portfolio managers Barton M. Biggs, Madhav Dhar, Francine J. Bovich, and Ann D. Thivierge, Morgan Stanley Asset Management Inc.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE 12-MONTH PERIOD ENDED MAY 31, 1997?

   A During the period, there were several prevailing trends in the global marketplace:

- Interest rates fell across Europe as countries worked to meet inflation and budget deficit criteria required for inclusion into the European Monetary Union (EMU), scheduled for January 1, 1999. The tight fiscal policies allowed long-term interest rates to decline, especially in peripheral European countries whose bond yields had previously included a larger inflation risk factor. Lower interest rates, in turn provided a healthy environment for equity prices. The following table displays changes in 10-year government bond yields over the fiscal year:

                                                                                PERCENTAGE
                        MAY 31, 1997                MAY 31, 1996                  CHANGE
  Italy................    7.33%       ............    9.67%       ............   -24.2%
  Spain................    6.68%       ............    9.25%       ............   -27.8%
  Germany..............    5.93%       ............    6.51%       ............    -8.9%
  France...............    5.81%       ............    6.49%       ............   -10.5%
  Belgium..............    6.01%       ............    6.72%       ............   -10.6%
  Netherlands..........    5.78%       ............    6.39%       ............    -9.5%

- Many Pacific Rim economies experienced a mild slowdown in growth rates, primarily because of weak demand and pricing for electronic exports. Also, Thailand and South Korea struggled with the loss of economic competitiveness to lower-wage nations such as China, Vietnam, and Indonesia. Thailand's massive trade deficit created fears that its currency would be devalued.

- Economic growth in the United States surged in the first quarter, leading to concerns that the Federal Reserve Board would raise interest rates aggressively to head off possible inflation. Continued robust growth in corporate profits supported higher U.S. equity prices despite a mild increase in short- and long-term interest rates over the fiscal year.

- Japan's economy continued to recover at a moderate pace, held up in large part by exports (due to the weak Yen) and very loose monetary conditions.

   Q
       WHAT SIGNIFICANT INVESTMENT TECHNIQUES AND STRATEGIES WERE USED TO PURSUE THE FUND'S INVESTMENT OBJECTIVES?
   A
       As a result of our top-down analysis of global markets, we took the following approach to regional allocations at the end of the fiscal year, relative to the Morgan Stanley Capital International (MSCI) World Index:

- A neutral position in Europe, with a slight overweighting in Germany and Spain

- A mild overweighting in developed Asia, especially in Singapore and Hong Kong

- A moderate underweighting in both the United States and Japan

   Q

       HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?
   A
       We are pleased to report that the Fund achieved a 12-month total return of 17.67 percent(1) (Class A shares at net asset value). This compares favorably to the Morgan Stanley Capital International World Index, which produced a total return of 8.87 percent during the same period. Please keep in mind that the index is an unmanaged index used as a benchmark for general global equity funds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

   Q

       WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
   A
       We expect the rate of global economic activity to accelerate, with only a moderate pick-up in inflation from current levels. We also anticipate that consumer spending will increase, especially in Europe and Japan, giving corporations some relief from the intense pricing pressures of recent years. Overall, the pattern of moderate but accelerating growth with only mild increases in inflation and interest rates will create a favorable backdrop for global equity prices. In Europe, we anticipate that progress towards monetary union will continue, although the election of leftist-leaning political groups in France increases the risk of delay in implementation. We also believe that growth in the Pacific Basin should rebound from its current cyclically depressed level. In the United States, we find stock prices to be generously valued, in part because of extreme optimism over the future growth rate of corporate profits. Accordingly, we prefer to take a defensive approach to the domestic equity market.

/s/ BARTON M. BIGGS                 /s/ MADHAV DHAR

Barton M. Biggs                     Madhav Dhar
Portfolio Manager                   Portfolio Manager
Morgan Stanley Asset Management     Morgan Stanley Asset Management
  Inc.                              Inc.

/s/ FRANCINE J. BOVICH              /s/ ANN D. THIVIERGE

Francine J. Bovich                  Ann D. Thivierge
Portfolio Manager                   Portfolio Manager
Morgan Stanley Asset Management     Morgan Stanley Asset Management
  Inc.                              Inc.

FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.
MORGAN STANLEY GLOBAL
EQUITY ALLOCATION FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Subadviser
MORGAN STANLEY ASSET
MANAGEMENT, INC.
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Administrator and Domestic Custodian
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Foreign Custodian
Morgan Stanley Trust Company
Brooklyn, NY

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

                           PROSPECTUS/PROXY STATEMENT

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND

                                 APRIL 14, 1998
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                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the MS Global Equity Allocation Fund and the
            VKAC Global Equity Fund.................................       6
B.      RISK FACTORS................................................      19
          Similarity of Risks.......................................      19
          Differences in Risks......................................      20
C.      THE PROPOSED REORGANIZATION.................................      21
          Terms of the Agreement....................................      21
          Description of Securities to be Issued....................      23
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      24
          Federal Income Tax Consequences...........................      24
          Expenses..................................................      26
          Ratification of Investment Objective, Investment Policies
            and Investment Restrictions of the MS Global Equity
            Allocation Fund.........................................      27
          Legal Matters.............................................      27
D.      RECOMMENDATION OF THE BOARD.................................      27
OTHER INFORMATION...................................................      27
A.      SHAREHOLDERS OF THE MS GLOBAL EQUITY ALLOCATION FUND AND THE
          VKAC GLOBAL EQUITY FUND...................................      27
B.      SHAREHOLDER PROPOSALS.......................................      28
VOTING INFORMATION AND REQUIREMENTS.................................      28
EXHIBIT A: MANAGEMENT'S DISCUSSION OF MS GLOBAL EQUITY ALLOCATION
  FUND AND VKAC GLOBAL EQUITY FUND PERFORMANCE......................     A-1

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              -- A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH --

                          VAN KAMPEN AMERICAN CAPITAL
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